U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 25, 2015


                                CME REALTY, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                        001-36549                  46-2084743
(State of Incorporation)        (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

2690 Weston Road, Suite 200, Weston, FL                              33331
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (954) 458-9996

              (Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240-13e-4(c))
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As used in this Current Report on Form 8-K and unless otherwise  indicated,  the terms the "the COMPANY," "CME," "WE," "US" and "our" refer to CME Realty, Inc. and its wholly-owned subsidiary V Georgio, Inc. ("VGE").

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 25, 2015 (the "CLOSING DATE"), the Company entered into an Asset Purchase Agreement (the "PURCHASE AGREEMENT") with Victor G Harvey, Sr. and V Georgio Enterprises, LLC (collectively, "SELLERS"), pursuant to which it consummated the purchase of the worldwide intellectual property, rights, and related assets (the "ASSETS") of V Georgio Vodka, an ultra-premium brand of traditional and flavored vodkas (the "TRANSACTION"). We acquired the Assets in exchange for the issuance to Sellers of 1.4 million "RESTRICTED" shares of our common stock (the "CME SHARES") and $1.0 million in cash, to be paid over a one year period. Payment of the $1.0 million cash portion of the purchase price for the Assets is secured by a first priority security interest thereon granted by CME to the Sellers pursuant to a Security Agreement entered into on the Closing Date (the "SECURITY AGREEMENT") between the Company and the Sellers.

The issuance of the CME Shares in connection with consummation of the Transaction was not registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), in reliance upon the exemption from registration provided by
Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering. The CME Shares are "RESTRICTED" and may not be offered or sold by the holder absent registration under the Securities Act and applicable state securities laws or the availability of an applicable exemption from the registration requirements.

On the Closing Date, Mr. Harvey also was appointed Chief Executive Officer of VGE, the newly-incorporated subsidiary of the CME formed to implement our strategy to relaunch, market, and ultimately distribute V Georgio Vodka throughout the U.S. and internationally. VGE also entered into a three-year employment agreement with Mr. Harvey (the "HARVEY EMPLOYMENT AGREEMENT") providing for an initial base annual salary of $120,000, subject to periodic review by the board of directors. The Harvey Employment Agreement contains confidentiality, non-competition and non-solicitation covenants.

On the Closing Date, we entered into a three-year employment agreement with Vincent Prince, our recently appointed Chief Financial Officer and Secretary (the "PRINCE EMPLOYMENT AGREEMENT"). The Prince Employment Agreement provides for an initial base annual salary of $120,000, subject to periodic review by the board of directors and contains confidentiality, non-competition and non-solicitation covenants. In addition, in order to compensate Mr. Prince for services rendered to the Company on a consulting basis with respect to development and implementation of our business plan during since March 1, 2015, on the Closing Date, we also entered into a Consulting Agreement (the "CONSULTING AGREEMENT") with a firm owned by Mr. Prince, providing for a one-time payment of $175,000.

The description of the Transaction and various agreements entered into by the Company as described above are qualified by reference to the Purchase Agreement, the Security Agreement, the Harvey Employment Agreement, the Prince Employment

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Agreement and the Consulting Agreement, copies of which are filed as Exhibits to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The disclosure set forth in ITEM 1.01 of this Current Report on Form 8-K is incorporated into this item by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure set forth in ITEM 1.01 of this Current Report on Form 8-K is incorporated into this item by reference.

ITEM 5.01. CHANGES IN CONTROL OF THE REGISTRANT.

The disclosure set forth in ITEM 1.01 of this Current Report on Form 8-K is incorporated into this item by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The disclosure set forth in ITEM 1.01 of this Current Report on Form 8-K is incorporated into this item by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number                      Description
--------------                      -----------

    10.1 Asset Purchase Agreement dated August 25, 2015, by and among CME and Sellers

    10.2       Security  Agreement  dated August 25, 2015,  by and among CME and
               Sellers

    10.3 Employment Agreement dated August 25, 2015, by and between VGE and Victor G. Harvey, Sr.

    10.4 Employment Agreement dated August 25, 2015, by and between the Company and Vincent Prince

    10.5 Consulting Agreement dated August 25, 2015, by and between the Company and LandAmerica Holdings & Investments Group, LLC

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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CME REALTY, INC.


Dated: August 31, 2015                    By: /s/ Kenneth McLeod
                                              ----------------------------------
                                              Kenneth McLeod, President

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